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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated January 24, 2000 (and to all references to our Firm) included in or made a part of this registration statement on Form S-1.



/s/  ARTHUR ANDERSEN LLP
--------------------------------

San Francisco, California
July 19, 2000